Exhibit 10.2

AMENDMENT NO. 1

TO THE

NORTHWEST AIRLINES CORPORATION

2007 STOCK INCENTIVE PLAN

(Effective as of June 28, 2007)

This AMENDMENT NO. 1 TO THE NORTHWEST AIRLINES CORPORATION 2007 STOCK INCENTIVE PLAN (the “Amendment”) is hereby adopted and approved by the Board of Directors of Northwest Airlines Corporation (the “Company”) as of the date set forth above.

1.             Amendment of 2007 Stock Incentive Plan.  Section 2.1(q) of the Northwest Airlines Corporation 2007 Stock Incentive Plan (the “Plan”) is hereby deleted in its entirety and replaced with the following:

“(q) “Participant” means a member of the Board of Directors of the Company and any Eligible Employee selected by the Committee to receive an Award under the Plan.”

2.             Definitions. Except as otherwise defined in this Amendment, capitalized terms used but not defined herein shall have the meanings given them in the Plan.

3.             General.  References to the “Plan” contained in the Plan shall mean the Plan as amended by this Amendment.  Except as herein provided, the Plan shall remain unchanged and in full force and effect.

Adopted by the Board of Directors on June 28, 2007